UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2007

SOUTHERN STAR ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

20-2514234

(IRS Employer Identification No.)

307-1178 Hamilton Street, Vancouver, B.C., Canada V6B 2S2

(Address of principal executive offices and Zip Code)

(604) 307-4274

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 5, 2007, Troy Mutter and Frank Hollmann resigned as directors of our company. Following the resignations, Eric Boehnke remained as our sole director and executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN STAR ENERGY INC.

By: /s/ Eric Boehnke

Name: Eric Boehnke

Title: President, Secretary and Treasurer

Dated: April 5, 2007

CW1146780.1